Exhibit 99.1

                 Chemed Corporation Reports 2004 Fourth-Quarter
      Results: Diluted EPS of $1.22; Diluted EPS from Continuing Operations of $.57; Adjusted Diluted EPS from Continuing Operations of $.82


    CINCINNATI--(BUSINESS WIRE)--March 8, 2005--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation's largest provider of end-of-life care, and Roto-Rooter, the nation's largest commercial and residential plumbing and drain cleaning services provider, today reported financial results for its fourth quarter ended December 31, 2004, versus the comparable prior-year period, as follows:

    Operating Results in Accordance with Generally Accepted Accounting Principles (GAAP):

    --  Consolidated Revenue increased 214% to $214 million

    --  Diluted EPS of $1.22

    --  VITAS EBITDA of $19.2 million

    --  Roto-Rooter EBITDA of $7.6 million

    Pro Forma Adjusted Consolidated Operating Results (Non GAAP):

    --  Pro Forma Adjusted Diluted EPS from Continuing Operations of
        $.82

    -- Pro Forma Adjusted EBITDA from Continuing Operations of $30.2 million

    VITAS generated record revenue and ADC levels:

    --  Quarterly Net Patient Revenue of $142 million, up 18%

    --  Average Daily Census (ADC) of 9,134, up 14%

    --  Pro forma net income of $10.7 million, up 56%

    --  Adjusted EBITDA (Non GAAP) of $20.4 million, an increase of
        49%

    Roto-Rooter segment reported increased Revenue and Adjusted
EBITDA:

    --  Revenue of $71.7 million, an increase of 5.3%

    --  Adjusted EBITDA (Non GAAP) of $11.9 million, an increase of
        45%

    "The fourth quarter showed exceptional strength in both of our businesses," stated Kevin McNamara, Chemed president and chief executive officer. "VITAS generated excellent census and admissions growth, with fourth quarter ADC totaling 9,134 and average length-of-stay for discharges (LOS) during the period of 64.1 days. During the quarter, we completed the Phoenix acquisition and currently have eleven new starts in various stages of development.
    "Roto-Rooter also had good financial operating results. For the fourth quarter of 2004, Roto-Rooter had net income of $3.3 million. This includes an estimated $1.9 million after-tax cost for the anticipated settlement of our Madison County, Ill., class action litigation."
    "Our fourth quarter GAAP financial statements include a number of items that need to be considered when evaluating our operating results," said David Williams, Chemed's chief financial officer. "These items include costs related to the registration of Chemed's $110 million floating rate notes, VITAS merger related transaction costs and final valuation adjustments, direct expensing of telephone directory costs, and the estimated settlement expense of the Madison County class action litigation."
    For a detailed presentation of Chemed's operating results, reconciling items and related definitions and components, please refer to the attached schedules.

    VITAS

    The merger of VITAS was completed on February 24, 2004. Prior to that date the Company accounted for its 37% ownership of VITAS under the equity method of accounting. As a result, under GAAP, only a portion of VITAS' operating results are fully consolidated into Chemed's first quarter of 2004 results.
    For the 2004 fourth quarter, VITAS had net patient revenue of $142.3 million and pro forma net income of $10.7 million. Adjusted EBITDA was $20.4 million.
    VITAS generated revenue growth of 18.0% over the prior year period and 5.3% sequentially. Gross margins were 23.5% in the fourth quarter of 2004, an improvement of 50 basis points when compared to the prior year quarter. The fourth quarter 2004 gross margin includes $1.5 million in start-up losses, which is an incremental $1.0 million over the prior-year period. The incremental portion of these losses negatively impacted fourth quarter 2004 margins by 70 basis points. Central support costs for VITAS, which are classified as selling, general and administrative expenses in the VITAS Pro Forma Quarterly Statement of Income, totaled $13.0 million which is a decline of 7.8% from the prior year quarter and up 2.8% sequentially.
    VITAS' ADC in the fourth quarter of 2004 was 9,134. This compares to an ADC of 7,979 in the comparable prior year period, an increase of 14% and 2.1% sequential growth. LOS per patient was 64.1 days for the quarter and compares to 60.8 days in the third quarter of 2004 and
59.0 days in the fourth quarter of 2003. Our established programs, which exclude start-up programs, had a range of LOS from 40.5 days to
112.6 days in the fourth quarter of 2004.
    "We continue to see strong organic ADC growth across all levels of VITAS," said McNamara. "The ADC in our 22 base programs now average 401 patients per program. In our large programs, those with an average-daily-census in excess of 450, ADC growth was 11.5% over the prior year quarter and was flat sequentially. Our small and medium programs generated ADC growth of 16.5% over the prior year and 3.2% sequentially."
    "Our mix of revenue at VITAS was relatively stable this quarter," Williams stated. "Routine home care aggregated 69.4% of revenue, an increase of 60 basis points over the prior year quarter and a 40 basis point decline on a sequential basis. Our inpatient revenue aggregated 13.5% of total revenue and continuous care was 17.1% of revenue in the fourth quarter of 2004."

    Roto-Rooter Segment

    Roto-Rooter's plumbing and drain cleaning business generated sales of $71.7 million for the fourth quarter of 2004, 5.3% higher than the $68.1 million reported in the comparable prior-year quarter. Net income for the quarter, including $1.9 million of after-tax expense for the anticipated settlement of our Madison County class action litigation, totaled $3.3 million. Adjusted EBITDA in the fourth quarter of 2004 totaled $11.9 million, an increase of 45% over the fourth quarter of 2003.
    "There are several factors contributing to the improvement in the plumbing and drain cleaning segment," stated McNamara. "Job count was basically flat in the fourth quarter, increasing a modest 0.3% over the prior-year period. However, commercial demand remains strong with job count increasing 3.7% over the prior year quarter. On a full year basis, job count increased 1.1%, with commercial demand growing 3.3% and residential job count demand increasing 0.2% over the prior year. Our expense control at the field level resulted in a fourth quarter 2004 gross profit margin of 48.1%, which is 484 basis points above the fourth quarter of 2003 and 267 basis points above the third quarter of 2004."

    Consolidated Financial Position

    "Our balance sheet is in excellent condition," Williams stated. "As of December 31, 2004, we had over $71 million in cash and cash equivalents. In February 2005, we restructured our debt. Effective February 18, 2005, Chemed redeemed the $110 million of floating rate notes that had a current interest rate of LIBOR plus 4%. On February 24, 2005, we amended and restated Chemed's bank credit facility. Terms of this amended facility increased the aggregate amount of term loan from a current balance of $30.5 million to $85 million at a rate of LIBOR plus 2.0%. The revolving credit facility was increased from $100 million to $175 million at a current rate of LIBOR plus 2.5%. The end result of this refinancing was to de-leverage our balance sheet by approximately $55 million, reduce aggregate interest expense and expand Chemed's access to capital for acquisitions and other corporate purposes."

    Guidance for 2005

    "Looking ahead into 2005," Williams stated, "we anticipate VITAS to increase revenue in the range of 16% to 18% in 2005 with margins increasing modestly from the 2004 levels. This operating margin expansion will be generated from leveraging our central support costs. Roto-Rooter is estimated to generate a 5% to 7% increase in revenue with margins that approximate those generated in 2004. Debt refinancing will favorably impact interest expense in 2005, although this will be partially offset by an increase in the LIBOR rate.
    "Based upon these factors, and a current diluted share count of
12.9 million, our expectation is that earnings per diluted share for 2005, excluding costs associated with the early extinguishment of debt, will be in the range of $3.30 to $3.50."

    Conference Call

    Chemed will hold a conference call to discuss fourth quarter results Wednesday, March 9, 2005, at 11:00 a.m. EST. The dial-in number for the conference call is 800-945-0061 for U.S. and Canadian participants and 706-679-7146 for international participants. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on "Investor Relations Home" and then on "Featured Event: Web Cast-Live Q4 2004 Chemed Corporation Earnings Conference Call." An archived webcast will also be available at www.chemed.com and will remain available for 14 days following the live call.
    A taped replay of the conference call will be available approximately two hours after the call's conclusion. It can be accessed by dialing 800-642-1687 for U.S. and Canadian callers and 706-645-9291 for international callers. The conference identification number is 4165174. The telephone replay will be available for one week following the live call.

    Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 9,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.
    Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through Company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in China/Hong Kong, Indonesia, Singapore, Japan, Mexico, the Philippines and the United Kingdom.

    This press release contains information about Chemed's adjusted EBITDA, which is not a measure derived in accordance with generally accepted accounting principles, and which excludes components that are important to understanding Chemed's financial performance. Chemed provides adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed's adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed's net income to its adjusted EBITDA is presented in the tables following the text of this press release.

    Forward-Looking Statements

    Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care, plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed's dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed's most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.


  CHEMED CORPORATION
  CONSOLIDATED STATEMENT OF OPERATIONS
  (in thousands, except per share data)(unaudited)

                                     For the             For the
                               Three Months Ended      Years Ended
                                   December 31,        December 31,
                               ------------------- -------------------
                                 2004      2003      2004      2003
                               --------- --------- --------- ---------
  Continuing Operations
    Service revenues and sales $213,981  $ 68,117  $735,341  $260,776
                               --------  --------  --------  --------
    Cost of services provided
     and goods sold             146,029    38,638   507,078   146,818
    Selling, general and
     administrative
     expenses (aa)               40,226    26,405   138,285    95,363
    Depreciation                  4,774     2,353    14,542     9,519
    Amortization                    517       122     3,779       302
    Other expenses (aa)           6,355         -    13,551         -
                               --------  --------  --------  --------
      Total costs and expenses  197,901    67,518   677,235   252,002
                               --------  --------  --------  --------
      Income from operations     16,080       599    58,106     8,774
    Interest expense             (5,971)     (776)  (21,158)   (3,177)
    Loss on extinguishment of
     debt (aa)                        -         -    (3,330)        -
    Other income--net (aa)        1,505     1,355     3,469    10,849
                               --------  --------  --------  --------
      Income before income
       taxes                     11,614     1,178    37,087    16,446
    Income taxes (aa)            (4,236)     (557)  (13,796)   (6,180)
    Equity in earnings/(loss)
     of affiliate (aa)                -       922    (4,105)      922
                               --------  --------  --------  --------
      Income from
       continuing
       operations                 7,378     1,543    19,186    11,188
  Discontinued Operations (bb)    8,314   (14,748)    8,326   (14,623)
                               --------  --------  --------  --------
  Net Income/(Loss)            $ 15,692  $(13,205) $ 27,512  $ (3,435)
                               ========  ========  ========  ========

  Earnings/(Loss) Per Share
    Income from continuing
     operations (aa)           $   0.59  $   0.16  $   1.59  $   1.13
                               ========  ========  ========  ========
    Net Income/(Loss)          $   1.26  $  (1.33) $   2.28  $  (0.35)
                               ========  ========  ========  ========
    Average number of shares
     outstanding                 12,497     9,954    12,060     9,924
                               ========  ========  ========  ========
  Diluted Earnings/(Loss)
   Per Share
    Income from continuing
     operations (aa)           $   0.57  $   0.15  $   1.56  $   1.12
                               ========  ========  ========  ========
    Net Income/(Loss)          $   1.22  $  (1.32) $   2.23  $  (0.35)
                               ========  ========  ========  ========
    Average number of shares
     outstanding                 12,836    10,000    12,318     9,954
                               ========= ========= ========= ========

 ----------------------------------------
 (aa) Included in the results of operations are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands, except per share data):

                                     For the             For the
                               Three Months Ended      Years Ended
                                   December 31,        December 31,
                               ------------------- -------------------
                                 2004      2003      2004      2003
                               --------- --------- --------- ---------
Selling, general and
 administrative expenses
   Corporate severance
    charges                    $      -  $      -  $      -  $ (3,627)
Other expenses
   Costs related to class
    action litigation            (3,135)        -    (3,135)        -

   Transaction-related
    costs of the VITAS
    acquisition                  (2,029)        -      (442)        -

   Professional fees
    incurred for debt
    registration statement       (1,191)        -    (1,191)        -
   Long-term incentive
    compensation                      -         -    (8,783)        -
Loss on extinguishment
 of debt
   Prepayment penalty for
    extinguishment of debt            -         -    (3,330)        -
Other income--net
   Capital gains on disposal
    of investments                    -         -         -     5,390
                               --------- --------- --------- ---------
      Pretax impact on income    (6,355)        -   (16,881)    1,763
Income tax benefit/(provision)
 on the above                     2,557         -     6,568      (770)

Adjustments of income taxes
 related to prior-year issues       600         -     1,620         -

Equity in loss of
 affiliate atttributable to
 transaction-related expenses
 incurred by VITAS prior to
 its acquisition by Chemed            -         -    (4,105)        -
                               --------- --------- --------- ---------
       Aftertax impact
        on income              $ (3,198) $      -  $(12,798) $    993
                               ========= ========= ========= =========
Impact on earnings per share   $  (0.26) $      -  $  (1.06) $   0.10
Impact on diluted
 earnings per share               (0.25)        -     (1.04)     0.10

(bb) Discontinued operations include Service America, discontinued in the fourth quarter of 2004, and accrual adjustments related to operations discontinued in prior years.



  CHEMED CORPORATION
  CONSOLIDATED BALANCE SHEET
  (in thousands, except per share data)(unaudited)

                                                      December 31,
                                                  --------------------
                                                    2004      2003(cc)
                                                  --------- ----------
  Assets
     Current assets
        Cash and cash equivalents                 $ 71,448  $  50,688
        Accounts receivable less allowances         64,663     14,351
        Inventories                                  7,019      6,011
        Current deferred income taxes               31,250      8,430
        Current assets of discontinued operations   13,397     15,583
        Prepaid expenses and other current assets    9,842      6,411
                                                  --------  ---------
            Total current assets                   197,619    101,474
     Investments of deferred compensation plans
      held in trust                                 18,317     17,391
     Other investments                               1,445     25,081
     Note receivable                                12,500     12,500
     Properties and equipment, at cost less
      accumulated depreciation                      55,796     31,440
     Identifiable intangible assets less
      accumulated amortization                      76,924        592
     Goodwill                                      432,732    105,335
     Noncurrent assets of discontinued operations    5,705     10,954
     Other assets                                   24,528     23,691
                                                  --------  ---------
                Total Assets                      $825,566  $ 328,458
                                                  ========  =========

  Liabilities
     Current liabilities
        Accounts payable                          $ 37,777  $   6,081
        Current portion of long-term debt           13,580        193
        Income taxes                                10,944      6,633
        Accrued insurance                           26,350     14,382
        Accrued salaries and wages                  17,030      1,210
        Current liabilities of discontinued
         operations                                 22,117     21,131
        Other current liabilities                   42,777     19,066
                                                  --------  ---------
            Total current liabilities              170,575     68,696
     Deferred income taxes                          16,814          -
     Long-term debt                                278,115     25,931
     Convertible junior subordinated debentures          -     14,126
     Deferred compensation liabilities              18,311     17,380
     Noncurrent liabilities of discontinued
      operations                                       811        417
     Other liabilities                               8,848      9,215
                                                  --------  ---------
                Total Liabilities                  493,474    135,765
                                                  --------  ---------

  Stockholders' Equity
     Capital stock                                  13,491     13,453
     Paid-in capital                               212,691    170,501
     Retained earnings                             141,542    119,746
     Treasury stock, at cost                       (33,873)  (109,427)
     Unearned compensation                          (3,590)    (2,954)
     Deferred compensation payable in
      Company stock                                  2,375      2,308
     Notes receivable for shares sold                 (544)      (934)
                                                  --------  ---------
                Total Stockholders' Equity         332,092    192,693
                                                  --------  ---------
                Total Liabilities and
                 Stockholders' Equity             $825,566  $ 328,458
                                                  ========  =========

  Book Value Per Share                            $  26.55  $   19.38
                                                  ========  =========

 (cc) Reclassified to conform to 2004 presentation



                          CHEMED CORPORATION
                 CONSOLIDATING STATEMENT OF OPERATIONS
         FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 AND 2003
                       (in thousands)(unaudited)

                                                             Chemed
                    VITAS      Roto-Rooter   Corporate    Consolidated
                  ----------   ------------- ----------   ------------
2004
------------------
Service revenues
 and sales        $ 142,277    $  71,704     $       -      $ 213,981
                  ---------    ---------     ---------      ---------
Cost of services
 provided and
 goods sold         108,830       37,199             -        146,029
Selling,
 general and
 administrative
 expenses            13,006       24,770         2,450         40,226
Depreciation          2,634        2,082            58          4,774
Amortization            354          (37)          200            517
Other expenses        1,680 (a)    3,135 (a)     1,540 (a)      6,355
                  ---------    ---------     ---------      ---------
  Total costs
   and expenses     126,504       67,149         4,248        197,901
                  ---------    ---------     ---------      ---------
  Income/(loss)
   from operations   15,773        4,555        (4,248)        16,080
Interest expense        (38)        (104)       (5,829)        (5,971)
Intercompany
 interest
 income/(expense)       339          341          (680)             -
Loss on
 extinguishment
 of debt                  -            -             -              -
Other income--net       127          674           704          1,505
                  ---------    ---------     ---------      ---------
  Income/(loss)
   before income
   taxes             16,201        5,466       (10,053)        11,614
Income taxes         (6,541)      (2,125)        4,430 (e)     (4,236)
Equity in
 earnings of
 VITAS                    -            -             -              -
                  ---------    ---------     ---------      ---------
Income/(loss)
 from continuing
 operations           9,660        3,341        (5,623)         7,378
Discontinued
 operations               -            -         8,314          8,314
                  ---------    ---------     ---------      ---------
  Net income      $   9,660    $   3,341     $   2,691      $  15,692
                  =========    =========     =========      =========

2003
------------------
Service revenues
 and sales        $       -    $  68,117     $       -      $  68,117
                  ---------    ---------     ---------      ---------
Cost of services
 provided and
 goods sold               -       38,638             -         38,638
Selling,
 general and
 administrative
 expenses                 -       24,573         1,832         26,405
Depreciation              -        2,279            74          2,353
Amortization              -          122             -            122
                  ---------    ---------     ---------      ---------
  Total costs
   and expenses           -       65,612         1,906         67,518
                  ---------    ---------     ---------      ---------
  Income/(loss)
   from operations        -        2,505        (1,906)           599
Interest expense          -          (22)         (754)          (776)
Intercompany
 interest
 income/(expense)         -          181          (181)             -
Other income--net         -          735           620          1,355
                  ---------    ---------     ---------      ---------
  Income/(loss)
   before income
   taxes                  -        3,399        (2,221)         1,178
Income taxes              -       (1,324)          767           (557)
Equity in
 earnings of
 VITAS                    -            -           922            922
                  ---------    ---------     ---------      ---------
Income/(loss)
 from continuing
 operations               -        2,075          (532)         1,543
Discontinued
 operations               -            -       (14,748)       (14,748)
                  ---------    ---------     ---------      ---------
  Net income/
   (loss)         $       -    $   2,075     $ (15,280)     $ (13,205)
                  =========    =========     =========      =========

The "Footnotes to Financial Statements" are integral parts of this financial information.


                          CHEMED CORPORATION
                 CONSOLIDATING STATEMENT OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                       (in thousands)(unaudited)



                                                             Chemed
                    VITAS      Roto-Rooter   Corporate    Consolidated
                  ----------   ------------- ----------   ------------
2004
------------------
Service revenues
 and sales        $ 458,730    $ 276,611     $       -      $ 735,341
                  ---------    ---------     ---------      ---------
Cost of services
 provided and
 goods sold         356,801      150,277             -        507,078
Selling,
 general and
 administrative
 expenses            42,946       85,636         9,703        138,285
Depreciation          5,712        8,583           247         14,542
Amortization          3,349          119           311          3,779
Other expenses        1,680 (a)    4,693 (a)     7,178 (a)     13,551
                  ---------    ---------     ---------      ---------
  Total costs
   and expenses     410,488      249,308        17,439        677,235
                  ---------    ---------     ---------      ---------
  Income/(loss)
   from operations   48,242       27,303       (17,439)        58,106
Interest expense       (128)        (206)      (20,824)       (21,158)
Intercompany
 interest
 income/(expense)       759        1,041        (1,800)             -
Loss on
 extinguishment
 of debt                  -            -        (3,330)(b)     (3,330)
Other income--net       296        1,268         1,905          3,469
                  ---------    ---------     ---------      ---------
  Income/(loss)
   before income
   taxes             49,169       29,406       (41,488)        37,087
Income taxes        (20,030)     (10,611)(e)    16,845 (e)    (13,796)
Equity in loss of
 VITAS                    -            -        (4,105)(f)     (4,105)
                  ---------    ---------     ---------      ---------
Income/(loss)
 from continuing
 operations          29,139       18,795       (28,748)        19,186
Discontinued
 operations               -            -         8,326          8,326
                  ---------    ---------     ---------      ---------
  Net income/
   (loss)         $  29,139    $  18,795     $ (20,422)     $  27,512
                  =========    =========     =========      =========

2003
------------------
Service revenues
 and sales        $       -    $ 260,776     $       -      $ 260,776
                  ---------    ---------     ---------      ---------
Cost of services
 provided and
 goods sold               -      146,818             -        146,818
Selling,
 general and
 administrative
 expenses                 -       85,114        10,249 (c)     95,363
Depreciation              -        9,179           340          9,519
Amortization              -          302             -            302
                  ---------    ---------     ---------      ---------
  Total costs
   and expenses           -      241,413        10,589        252,002
                  ---------    ---------     ---------      ---------
  Income/(loss)
   from
   operations             -       19,363       (10,589)         8,774
Interest expense          -         (170)       (3,007)        (3,177)
Intercompany
 interest
 income/(expense)         -          595          (595)             -
Other income--net         -        1,442         9,407 (d)     10,849
                  ---------    ---------     ---------      ---------
  Income/(loss)
   before income
   taxes                  -       21,230        (4,784)        16,446
Income taxes              -       (8,054)        1,874         (6,180)
Equity in
 earnings of
 VITAS                    -            -           922            922
                  ---------    ---------     ---------      ---------
Income/(loss)
 from continuing
 operations               -       13,176        (1,988)        11,188
Discontinued
 operations               -            -       (14,623)       (14,623)
                  ---------    ---------     ---------      ---------
  Net income/
   (loss)         $       -    $  13,176     $ (16,611)     $  (3,435)
                  =========    =========     =========      =========

The "Footnotes to Financial Statements" are integral parts of this financial information.



                          CHEMED CORPORATION
            PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
         FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 AND 2003
           (in thousands, except per share data) (unaudited)

                                                             Chemed
                      VITAS   Roto-Rooter     Corporate   Consolidated
                   ---------- ------------- ------------- ------------
2004 (g)
-------------------
Service revenues
 and sales         $ 142,277  $  71,704     $       -       $ 213,981
                   ---------  ---------     ---------       ---------
Cost of services
 provided and
 goods sold          108,830     37,199             -         146,029
Selling,
 general and
 administrative
 expenses             13,006     24,770         2,450          40,226
Depreciation           2,123      2,082            58           4,263
Amortization             869        (37)          200           1,032
Other expenses             -      3,135 (a)     1,191 (a)       4,326
                   ---------  ---------     ---------       ---------
  Total costs and
   expenses          124,828     67,149         3,899         195,876
                   ---------  ---------     ---------       ---------
  Income/(loss)
   from operations    17,449      4,555        (3,899)         18,105
Interest expense         (38)      (104)       (5,829)         (5,971)
Intercompany
 interest
 income/(expense)        339        341          (680)              -
Loss on
 extinguishment
 of debt                   -          -             -               -
Other income--net        127        674           704           1,505
                   ---------  ---------     ---------       ---------
  Income/(loss)
   before income
   taxes              17,877      5,466        (9,704)         13,639
Income taxes          (7,213)    (2,125)        4,247 (e)      (5,091)
                   ---------  ---------     ---------       ---------
Income/(loss) from
 continuing
 operations           10,664      3,341        (5,457)          8,548
Discontinued
 operations                -          -         8,314           8,314
                   ---------  ---------     ---------       ---------
  Net income       $  10,664  $   3,341     $   2,857       $  16,862
                   =========  =========     =========       =========

Earnings Per Share
  Continuing operations                                     $    0.68
                                                            =========
  Net income                                                $    1.35
                                                            =========
  Average number of shares outstanding                         12,497
                                                            =========
Diluted Earnings Per Share
  Continuing operations                                     $    0.67
                                                            =========
  Net income                                                $    1.31
                                                            =========
  Average number of shares outstanding                         12,836
                                                            =========

2003 (h)
-------------------
Service revenues
 and sales         $ 121,062  $  68,117     $       -       $ 189,179
                   ---------  ---------     ---------       ---------
Cost of services
 provided and goods
 sold                 93,214     38,638             -         131,852
Selling,
 general and
 administrative
 expenses             14,103     24,573         1,697          40,373
Depreciation           1,275      2,279            74           3,628
Amortization           1,061        122             -           1,183
                   ---------  ---------     ---------       ---------
  Total costs and
   expenses          109,653     65,612         1,771         177,036
                   ---------  ---------     ---------       ---------
  Income/(loss)
   from operations    11,409      2,505        (1,771)         12,143
Interest expense           -        (22)       (4,226)         (4,248)
Intercompany
 interest
 income/(expense)          -        181          (181)              -
Loss on
 extinguishment
 of debt                   -          -             -               -
Other income--net        163        735           620           1,518
                   ---------  ---------     ---------       ---------
  Income/(loss)
   before income
   taxes              11,572      3,399        (5,558)          9,413
Income taxes          (4,728)    (1,324)        1,926          (4,126)
                   ---------  ---------     ---------       ---------
Income/(loss) from
 continuing
 operations            6,844      2,075        (3,632)          5,287
Discontinued
 operations                -          -       (14,748)        (14,748)
                   ---------  ---------     ---------       ---------
  Net income/
   (loss)          $   6,844  $   2,075     $ (18,380)      $  (9,461)
                   =========  =========     =========       =========

Earnings/(Loss) Per Share
  Continuing operations                                     $    0.44
                                                            =========
  Net loss                                                  $   (0.79)
                                                            =========
  Average number of shares outstanding                         11,954
                                                            =========
Diluted Earnings/(Loss) Per Share
  Continuing operations                                     $    0.44
                                                            =========
  Net loss                                                  $   (0.79)
                                                            =========
  Average number of shares outstanding                         12,000
                                                            =========

The "Footnotes to Financial Statements" are integral parts of this financial information.


                          CHEMED CORPORATION
            PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
           (in thousands, except per share data) (unaudited)


                                                             Chemed
                      VITAS   Roto-Rooter     Corporate   Consolidated
                   ---------- ------------- ------------- ------------
2004 (g)
-------------------
Service revenues
 and sales         $ 531,600  $ 276,611     $       -       $ 808,211
                   ---------  ---------     ---------       ---------
Cost of services
 provided and goods
 sold                415,649    150,277             -         565,926
Selling,
 general and
 administrative
 expenses             51,271     85,636         9,564         146,471
Depreciation           6,192      8,583           247          15,022
Amortization           3,957        119           311           4,387
Other expenses             -      4,693 (a)     8,416 (a)      13,109
                   ---------  ---------     ---------       ---------
  Total costs and
   expenses          477,069    249,308        18,538         744,915
                   ---------  ---------     ---------       ---------
  Income/(loss)
   from operations    54,531     27,303       (18,538)         63,296
Interest expense        (128)      (206)      (24,226)        (24,560)
Intercompany
 interest
 income/(expense)        759      1,041        (1,800)              -
Loss on
 extinguishment
 of debt                   -          -        (3,330)(b)      (3,330)
Other income--net        337      1,268         1,905           3,510
                   ---------  ---------     ---------       ---------
  Income/(loss)
   before income
   taxes              55,499     29,406       (45,989)         38,916
Income taxes         (22,447)   (10,611)(e)    18,431 (e)     (14,627)
                   ---------  ---------     ---------       ---------
Income/(loss) from
 continuing
 operations           33,052     18,795       (27,558)         24,289
Discontinued
 operations                -          -         8,326           8,326
                   ---------  ---------     ---------       ---------
  Net income/
   (loss)          $  33,052  $  18,795     $ (19,232)      $  32,615
                   =========  =========     =========       =========

Earnings Per Share
  Continuing operations                                     $    1.93
                                                            =========
  Net income                                                $    2.59
                                                            =========
  Average number of shares outstanding                         12,609
                                                            =========
Diluted Earnings Per Share
  Continuing operations                                     $    1.89
                                                            =========
  Net income                                                $    2.53
                                                            =========
  Average number of shares outstanding                         12,867
                                                            =========

2003 (h)
-------------------
Service revenues
 and sales         $ 441,017  $ 260,776     $       -       $ 701,793
                   ---------  ---------     ---------       ---------
Cost of services
 provided and goods
 sold                345,189    146,818             -         492,007
Selling,
 general and
 administrative
 expenses             53,526     85,114         9,708 (c)     148,348
Depreciation           5,100      9,179           340          14,619
Amortization           4,185        302             -           4,487
                   ---------  ---------     ---------       ---------
  Total costs and
   expenses          408,000    241,413        10,048         659,461
                   ---------  ---------     ---------       ---------
  Income/(loss)
   from operations    33,017     19,363       (10,048)         42,332
Interest expense           -       (170)      (23,337)        (23,507)
Intercompany
 interest
 income/(expense)          -        595          (595)              -
Loss on
 extinguishment
 of debt                   -          -        (3,330)(b)      (3,330)
Other income--net        684      1,442         5,767 (d)       7,893
                   ---------  ---------     ---------       ---------
  Income/(loss)
   before income
   taxes              33,701     21,230       (31,543)         23,388
Income taxes         (13,543)    (8,054)       10,788         (10,809)
                   ---------  ---------     ---------       ---------
Income/(loss) from
 continuing
 operations           20,158     13,176       (20,755)         12,579
Discontinued
 operations                -          -       (14,623)        (14,623)
                   ---------  ---------     ---------       ---------
  Net income/
   (loss)          $  20,158  $  13,176     $ (35,378)      $  (2,044)
                   =========  =========     =========       =========

Earnings/(Loss) Per Share
  Continuing operations                                     $    1.05
                                                            =========
  Net loss                                                  $   (0.17)
                                                            =========
  Average number of shares outstanding                         11,924
                                                            =========
Diluted Earnings/(Loss) Per Share
  Continuing operations                                     $    1.05
                                                            =========
  Net loss                                                  $   (0.17)
                                                            =========
  Average number of shares outstanding                         11,954
                                                            =========

The "Footnotes to Financial Statements" are integral parts of this financial information.



                          CHEMED CORPORATION
            VITAS PRO FORMA QUARTERLY STATEMENT OF INCOME
            FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                      (in thousands) (unaudited)

                       First    Second     Third    Fourth     Full
                      Quarter   Quarter   Quarter   Quarter    Year
                     --------- --------- --------- --------- ---------
2004 (g)
---------------------
Service revenues and
 sales               $123,982  $130,240  $135,101  $142,277  $531,600
                     --------  --------  --------  --------  --------
Cost of services
 provided and goods
 sold                  99,334   101,790   105,695   108,830   415,649
Selling, general
 and administrative
 expenses              13,385    12,227    12,653    13,006    51,271
Depreciation              982     1,270     1,306     2,634     6,192
Amortization            1,024     1,324     1,251       358     3,957
Long-term
 incentive costs            -         -         -         -         -
                     --------  --------  --------  --------  --------
  Total costs and
   expenses           114,725   116,611   120,905   124,828   477,069
                     --------  --------  --------  --------  --------
  Income from
   operations           9,257    13,629    14,196    17,449    54,531
Interest expense          (28)      (30)      (32)      (38)     (128)
Intercompany interest
 income/(expense)           -       131       289       339       759
Loss on
 extinguishment
 of debt                    -         -         -         -         -
Other income--net          72        45        93       127       337
                     --------  --------  --------  --------  --------
  Income before
   income taxes         9,301    13,775    14,546    17,877    55,499
Income taxes           (3,701)   (5,647)   (5,886)   (7,213)  (22,447)
                     --------  --------  --------  --------  --------
  Net income         $  5,600  $  8,128  $  8,660  $ 10,664  $ 33,052
                     ========  ========  ========  ========  ========

2003 (h)
---------------------
Service revenues and
 sales               $100,182  $106,245  $113,528  $121,062  $441,017
                     --------  --------  --------  --------  --------
Cost of services
 provided and goods
 sold                  80,919    82,684    88,372    93,214   345,189
Selling, general
 and administrative
 expenses              11,714    13,686    14,023    14,103    53,526
Depreciation            1,318     1,373     1,134     1,275     5,100
Amortization            1,041     1,042     1,041     1,061     4,185
Long-term
 incentive costs            -         -         -         -         -
                     --------  --------  --------  --------  --------
  Total costs and
   expenses            94,992    98,785   104,570   109,653   408,000
                     --------  --------  --------  --------  --------
  Income from
   operations           5,190     7,460     8,958    11,409    33,017
Interest expense            -         -         -         -         -
Intercompany interest
 income/(expense)           -         -         -         -         -
Loss on
 extinguishment
 of debt                    -         -         -         -         -
Other income--net         150       203       168       163       684
                     --------  --------  --------  --------  --------
  Income before
   income taxes         5,340     7,663     9,126    11,572    33,701
Income taxes           (2,132)   (3,069)   (3,614)   (4,728)  (13,543)
                     --------  --------  --------  --------  --------
  Net income         $  3,208  $  4,594  $  5,512  $  6,844  $ 20,158
                     ========  ========  ========  ========  ========

The "Footnotes to Financial Statements" are integral parts of this financial information.



                          CHEMED CORPORATION
                    CONSOLIDATING SUMMARY OF EBITDA
         FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 AND 2003
                       (in thousands)(unaudited)

                                                             Chemed
                          VITAS   Roto-Rooter  Corporate  Consolidated
                       ---------- ----------- ----------- ------------
2004
----------------------
 Net income             $  9,660   $  3,341    $  2,691      $ 15,692
 Add/(deduct):
   Discontinued
    operations                 -          -      (8,314)       (8,314)
   Interest expense           38        104       5,829         5,971
   Income taxes            6,541      2,125      (4,430)        4,236
   Depreciation            2,634      2,082          58         4,774
   Amortization              354        (37)        200           517
                        --------   --------    --------      --------
      EBITDA              19,227      7,615      (3,966)       22,876
 Add/(deduct):
   Long-term incentive
    compensation               -          -           -             -
   Lawsuit settlement          -      3,135           -         3,135
   Debt registration
    expenses                   -          -       1,191         1,191
   Advertising cost
    adjustment (j)             -      1,571           -         1,571
   Interest income          (142)       (31)       (434)         (607)
   Intercompany interest
    income/(expense)        (339)      (341)        680             -
   Loss on
    extinguishment
    of debt                    -          -           -             -
   VITAS transaction
    costs and
    adjustments            1,680          -         349         2,029
   Equity in earnings
    of VITAS                   -          -           -             -
                        --------   --------    --------      --------
      Adjusted EBITDA   $ 20,426   $ 11,949    $ (2,180)     $ 30,195
                        ========   ========    ========      ========

2003
-----------------------
 Net income/(loss)      $      -   $  2,075    $(15,280)     $(13,205)
 Add/(deduct):
   Discontinued
    operations                 -          -      14,748        14,748
   Interest expense            -         22         754           776
   Income taxes                -      1,324        (768)          556
   Depreciation                -      2,279          74         2,353
   Amortization                -        122           -           122
                        --------   --------    --------      --------
      EBITDA                   -      5,822        (472)        5,350
 Add/(deduct):
   Severance charges           -          -           -             -
   Advertising cost
    adjustment (j)             -      2,689           -         2,689
   Interest income             -        (92)       (365)         (457)
   Intercompany interest
    income/(expense)           -       (181)        181             -
   Dividend income
    from VITAS                 -          -           -             -
   Equity in earnings
    of VITAS                   -          -        (922)         (922)
   Gains on sales of
    investments                -          -           -             -
                        --------   --------    --------      --------
      Adjusted EBITDA   $      -   $  8,238    $ (1,578)     $  6,660
                        ========   ========    ========      ========

The "Footnotes to Financial Statements" are integral parts of this financial information.


                          CHEMED CORPORATION
                    CONSOLIDATING SUMMARY OF EBITDA
            FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                       (in thousands)(unaudited)

                                                             Chemed
                          VITAS   Roto-Rooter  Corporate  Consolidated
                       ---------- ----------- ----------- ------------
2004
----------------------
 Net income/(loss)      $ 29,139   $ 18,795    $(20,422)     $ 27,512
 Add/(deduct):
   Discontinued
    operations                 -          -      (8,326)       (8,326)
   Interest expense          128        206      20,824        21,158
   Income taxes           20,030     10,611     (16,845)       13,796
   Depreciation            5,712      8,583         247        14,542
   Amortization            3,349        119         311         3,779
                        --------   --------    --------      --------
      EBITDA              58,358     38,314     (24,211)       72,461
 Add/(deduct):
   Long-term incentive
    compensation               -      1,558       7,225         8,783
   Lawsuit settlement          -      3,135           -         3,135
   Debt registration
    expenses                   -          -       1,191         1,191
   Advertising cost
    adjustment (j)             -        528           -           528
   Interest income          (332)      (139)     (1,403)       (1,874)
   Intercompany interest
    income/(expense)        (759)    (1,041)      1,800             -
   Loss on
    extinguishment
    of debt                    -          -       3,330         3,330
   VITAS transaction
    costs and
    adjustments            1,680          -      (1,238)          442
   Equity in loss
    of VITAS                   -          -       4,105         4,105
                        --------   --------    --------      --------
      Adjusted EBITDA   $ 58,947   $ 42,355    $ (9,201)     $ 92,101
                        ========   ========    ========      ========

2003
-----------------------
 Net income/(loss)      $      -   $ 13,176    $(16,611)     $ (3,435)
 Add/(deduct):
   Discontinued
    operations                 -          -      14,623        14,623
   Interest expense            -        170       3,007         3,177
   Income taxes                -      8,054      (1,874)        6,180
   Depreciation                -      9,179         340         9,519
   Amortization                -        302           -           302
                        --------   --------    --------      --------
      EBITDA                   -     30,881        (515)       30,366
 Add/(deduct):
   Severance charges           -          -       3,627         3,627
   Advertising cost
    adjustment (j)             -        829           -           829
   Interest income             -       (268)     (1,592)       (1,860)
   Intercompany interest
    income/(expense)           -       (595)        595             -
   Dividend income
    from VITAS                 -          -      (1,532)       (1,532)
   Equity in earnings
    of VITAS                   -          -        (922)         (922)
   Gains on sales of
    investments                -          -      (5,390)       (5,390)
                        --------   --------    --------      --------
      Adjusted EBITDA   $      -   $ 30,847    $ (5,729)     $ 25,118
                        ========   ========    ========      ========

The "Footnotes to Financial Statements" are integral parts of this financial information.



                          CHEMED CORPORATION
               PRO FORMA CONSOLIDATING SUMMARY OF EBITDA
         FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 AND 2003
                       (in thousands)(unaudited)

                                                             Chemed
                      VITAS (i) Roto-Rooter Corporate (i) Consolidated
                      --------- ----------- ------------- ------------
2004
----------------------
 Pro forma net income $ 10,664   $  3,341      $  2,857      $ 16,862
 Add/(deduct):
  Discontinued
   operations                -          -        (8,314)       (8,314)
  Interest expense          38        104         5,829         5,971
  Income taxes           7,213      2,125        (4,247)        5,091
  Depreciation           2,123      2,082            58         4,263
  Amortization             869        (37)          200         1,032
                      --------   --------      --------      --------
    Pro forma EBITDA    20,907      7,615        (3,617)       24,905
 Add/(deduct):
  Long-term incentive
   compensation              -          -             -             -
  Lawsuit settlement         -      3,135             -         3,135
  Debt registration
   expenses                  -          -         1,191         1,191
  Advertising cost
   adjustment (j)            -      1,571             -         1,571
  Interest income         (142)       (31)         (434)         (607)
  Intercompany interest
   income/(expense)       (339)      (341)          680             -
  Loss on
   extinguishment of
   debt                      -          -             -             -
                      --------   --------      --------      --------
    Pro forma adjusted
     EBITDA           $ 20,426   $ 11,949      $ (2,180)     $ 30,195
                      ========   ========      ========      ========

2003
----------------------
 Pro forma net
  income/(loss)       $  6,844   $  2,075      $(18,380)     $ (9,461)
 Add/(deduct):
  Discontinued
   operations                -          -        14,748        14,748
  Interest expense           -         22         4,226         4,248
  Income taxes           4,728      1,324        (1,926)        4,126
  Depreciation           1,275      2,279            74         3,628
  Amortization           1,061        122             -         1,183
                      --------   --------      --------      --------
    Pro forma EBITDA    13,908      5,822        (1,258)       18,472
 Add/(deduct):
  Severance charges          -          -             -             -
  Advertising cost
   adjustment (j)            -      2,689             -         2,689
  Interest income         (163)       (92)         (365)         (620)
  Intercompany interest
   income/(expense)          -       (181)          181             -
  Gains on sales of
   investments               -          -             -             -
  Loss on
   extinguishment of
   debt                      -          -             -             -
                      --------   --------      --------      --------
    Pro forma adjusted
     EBITDA           $ 13,745   $  8,238      $ (1,442)     $ 20,541
                      ========   ========      ========      ========

The "Footnotes to Financial Statements" are integral parts of this financial information.


                          CHEMED CORPORATION
               PRO FORMA CONSOLIDATING SUMMARY OF EBITDA
            FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                       (in thousands)(unaudited)

                                                             Chemed
                      VITAS (i) Roto-Rooter Corporate (i) Consolidated
                      --------- ----------- ------------- ------------
2004
----------------------
Pro forma
 net income/(loss)    $ 33,052   $ 18,795      $(19,232)     $ 32,615
Add/(deduct):
  Discontinued
   operations                -          -        (8,326)       (8,326)
  Interest expense         128        206        24,226        24,560
  Income taxes          22,447     10,611       (18,431)       14,627
  Depreciation           6,192      8,583           247        15,022
  Amortization           3,957        119           311         4,387
                      --------   --------      --------      --------
    Pro forma EBITDA    65,776     38,314       (21,205)       82,885
Add/(deduct):
  Long-term incentive
   compensation              -      1,558         7,225         8,783
  Lawsuit settlement         -      3,135             -         3,135
  Debt registration
   expenses                  -          -         1,191         1,191
  Advertising cost
   adjustment (j)            -        528             -           528
  Interest income         (373)      (139)       (1,403)       (1,915)
  Intercompany interest
   income/(expense)       (759)    (1,041)        1,800             -
  Loss on
   extinguishment
   of debt                   -          -         3,330         3,330
                      --------   --------      --------      --------
    Pro forma
     adjusted EBITDA  $ 64,644   $ 42,355      $ (9,062)     $ 97,937
                      ========   ========      ========      ========

2003
----------------------
Pro forma
 net income/(loss)    $ 20,158   $ 13,176      $(35,378)     $ (2,044)
Add/(deduct):
  Discontinued
   operations                -          -        14,623        14,623
  Interest expense           -        170        23,337        23,507
  Income taxes          13,543      8,054       (10,788)       10,809
  Depreciation           5,100      9,179           340        14,619
  Amortization           4,185        302             -         4,487
                      --------   --------      --------      --------
    Pro forma EBITDA    42,986     30,881        (7,866)       66,001
 Add/(deduct):
  Severance charges          -          -         3,627         3,627
  Advertising cost
   adjustment (j)            -        829             -           829
  Interest income         (684)      (268)       (1,330)       (2,282)
  Intercompany interest
   income/(expense)          -       (595)          595             -
  Gains on sales of
   investments               -          -        (3,544)       (3,544)
  Loss on
   extinguishment
   of debt                   -          -         3,330         3,330
                      --------   --------      --------      --------
    Pro forma
     adjusted EBITDA  $ 42,302   $ 30,847      $ (5,188)     $ 67,961
                      ========   ========      ========      ========

The "Footnotes to Financial Statements" are integral parts of this financial information.



                          CHEMED CORPORATION
             VITAS PRO FORMA QUARTERLY SUMMARY OF EBITDA
            FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                      (in thousands) (unaudited)

                           First    Second   Third    Fourth    Full
2004 (g)                   Quarter  Quarter  Quarter  Quarter   Year
------------------------- -------- -------- -------- -------- --------
Pro forma net income      $ 5,600  $ 8,128  $ 8,660  $10,664  $33,052
Add/(deduct):
  Interest expense             28       30       32       38      128
  Income taxes              3,701    5,647    5,886    7,213   22,447
  Depreciation                982    1,270    1,306    2,634    6,192
  Amortization              1,024    1,324    1,251      358    3,957
                          -------  -------  -------  -------  -------
    Pro forma EBITDA       11,335   16,399   17,135   20,907   65,776
Add/(deduct):
  Interest income             (72)     (65)     (94)    (142)    (373)
  Intercompany interest
   income/(expense)             -     (131)    (289)    (339)    (759)
                          -------  -------  -------  -------  -------
    Pro forma
     adjusted EBITDA      $11,263  $16,203  $16,752  $20,426  $64,644
                          =======  =======  =======  =======  =======

2003 (h)
------------------------
Pro forma net income      $ 3,208  $ 4,594  $ 5,512  $ 6,844  $20,158
Add/(deduct):
  Interest expense              -        -        -        -        -
  Income taxes              2,132    3,069    3,614    4,728   13,543
  Depreciation              1,318    1,373    1,134    1,275    5,100
  Amortization              1,041    1,042    1,041    1,061    4,185
                          -------  -------  -------  -------  -------
    Pro forma EBITDA        7,699   10,078   11,301   13,908   42,986
Add/(deduct):
  Interest income            (150)    (203)    (168)    (163)    (684)
  Intercompany interest
   income/(expense)             -        -        -        -        -
                          -------  -------  -------  -------  -------
    Pro forma
     adjusted EBITDA      $ 7,549  $ 9,875  $11,133  $13,745  $42,302
                          =======  =======  =======  =======  =======

The "Footnotes to Financial Statements" are integral parts of this financial information.



                          CHEMED CORPORATION
            RECONCILIATION OF PRO FORMA ADJUSTED NET INCOME
    FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2004 AND 2003
           (in thousands, except per share data)(unaudited)


                                     For the             For the
                               Three Months Ended      Years Ended
                                  December 31,         December 31,
                              -------------------  -------------------
                                2004      2003       2004      2003
                              --------- ---------  --------- ---------
Net income/(loss) as reported $ 15,692  $(13,205)  $ 27,512  $ (3,435)

Add/(deduct):
  Pro forma VITAS net income
   contribution for the
   period (k)                        -     6,923      2,987    20,477
  Pro forma prior-period
   VITAS intangibles
   amortization                     (4)        -          -         -
  Pro forma financing costs
   related to acquisition of
   VITAS (l)                         -    (2,257)    (2,211)  (13,215)
  Pro forma loss on
   extinguishment of debt (l)        -         -          -    (2,164)
  Pro forma elimination of
   VITAS transaction costs
   and adjustments               1,174         -        222         -
  Pro forma elimination of
   equity in income of
   VITAS (m)                         -      (922)     4,105      (922)
  Pro forma elimination of
   gain on redemption of
   VITAS preferred stock (m)         -         -          -    (1,200)
  Pro forma elimination of
   preferred dividend income
   from VITAS (m)                    -         -          -    (1,585)
                              --------  --------   --------  --------
Pro forma net income/(loss)     16,862    (9,461)    32,615    (2,044)
Add/(deduct):
  Discontinued operations       (8,314)   14,748     (8,326)   14,623
  Prior-period tax
   adjustments and
   settlements                    (600)        -     (1,620)        -
  Severance charges                  -         -          -     2,358
  Capital gains                      -         -          -    (3,351)
  Aftertax cost of long-term
   incentive payout                  -         -      5,437         -
  Aftertax cost of lawsuit
   settlement                    1,897         -      1,897         -
  Aftertax cost of debt
   registration expenses           727         -        727         -
  Aftertax cost of loss on
   extinguishment of debt            -         -      2,030     2,164
                              --------  --------   --------  --------

Adjusted pro forma income
 from continuing operations   $ 10,572  $  5,287   $ 32,760  $ 13,750
                              ========  ========   ========  ========


Earnings/(Loss) Per Share
 As Reported
  Net income/(loss)           $   1.26  $  (1.33)  $   2.28  $  (0.35)
                              ========  ========   ========  ========
  Average number of shares
   outstanding                  12,497     9,954     12,060     9,924
                              ========  ========   ========  ========
Diluted Earnings/(Loss)
 Per Share As Reported
  Net income/(loss)           $   1.22  $  (1.32)  $   2.23  $  (0.35)
                              ========  ========   ========  ========
  Average number of shares
   outstanding                  12,836    10,000     12,318     9,954
                              ========  ========   ========  ========


Adjusted Pro Forma Earnings
 Per Share
  Income from continuing
   operations                 $   0.85  $   0.44   $   2.60  $   1.15
                              ========  ========   ========  ========
  Average number of shares
   outstanding                  12,497    11,954     12,609    11,924
                              ========  ========   ========  ========
Adjusted Pro Forma Diluted
 Earnings Per Share
  Income from continuing
   operations                 $   0.82  $   0.44   $   2.55  $   1.15
                              ========  ========   ========  ========
  Average number of shares
   outstanding                  12,836    12,000     12,867    11,954
                              ========  ========   ========  ========

The "Footnotes to Financial Statements" are integral parts of this financial information.



CHEMED CORPORATION
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2004 AND 2003
(unaudited)

(a) For the fourth quarter of 2004, amounts include settlement of a lawsuit for Roto-Rooter of $3,135,000 ($1,897,000 aftertax), expenses related to Corporate debt registration of $1,191,000 ($727,000 aftertax) and additional VITAS transaction costs and adjustments of $1,680,000 ($1,008,000 aftertax) for VITAS and $349,000 ($166,000 aftertax) for Corporate. For the year 2004, all of the foregoing apply except that the Corporate adjustment to VITAS transaction costs amounts to an annual net credit of $1,238,000 ($786,000 aftertax). In addition, the annual amount includes payouts under the Company's 2002 Executive Long-term Incentive Plan in the first quarter of 2004 of $7,225,000 ($4,455,000 aftertax) for Corporate and $1,558,000 ($982,000 aftertax) for Roto-Rooter. For pro forma financial statements, all of the foregoing apply except for amounts related to VITAS transaction expenses and adjustments.

(b) Amount represents the prepayment penalty incurred on the early extinguishment of the Company's debt ($2,030,000 aftertax) in the first quarter of 2004. For pro forma financial statements, the aftertax amount is $2,164,000 for 2003.

(c) Amount includes pretax charges of $3,627,000 ($2,358,000 aftertax) for severance charges in the first quarter of 2003.

(d) Amount includes a pretax gain of $3,544,000 ($2,151,000 aftertax) from the sales of investments in the first quarter of 2003 and a pretax gain of $1,846,000 ($1,200,000 aftertax) from the redemption of VITAS preferred stock in the third quarter of 2003.

(e) Amounts include favorable prior-period tax adjustments and tax settlements. For the fourth quarter of 2004, the aftertax benefit received from these adjustments was $600,000 for Corporate. For the year 2004, the aftertax benefit received from these adjustments was $990,000 for Corporate and $630,000 for Roto-Rooter.

(f) Amount includes the Company's aftertax share of VITAS' charges related to the Company's acquisition of VITAS in the first quarter of 2004 prior to the acquisition date. These charges comprise transaction-related expenses that reduced the Company's equity in the earnings/(loss) of VITAS by $4,621,000 during 2004.

(g) The pro forma statement of operations for 2004 assumes the Company's acquisition of VITAS and its financing (including the retirement of existing debt) were completed as of January 1, 2004, on the same terms and conditions as completed on February 24, 2004.

(h) The pro forma statement of operations for 2003 assumes the Company's acquisition of VITAS and its financing (including the retirement of existing debt) were completed as of January 1, 2003, on the same terms and conditions as completed on February 24, 2004.

(i) Pro forma amounts for VITAS and Corporate assume the acquisition of VITAS and the related financing were both completed on January 1 of the respective years.

(j) Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the fourth quarters of 2004 and 2003, GAAP advertising expense for Roto-Rooter totaled $6,417,000 and $6,859,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the fourth quarters of 2004 and 2003 would total $4,846,000 and $4,170,000, respectively. For the years 2004 and 2003, GAAP advertising expense for Roto-Rooter totaled $18,587,000 and $16,361,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the years 2004 and 2003 would total $18,059,000 and $15,532,000, respectively.

(k) Amount represents the additional net income VITAS would contribute assuming the acquisition were completed on January 1 of the respective years (excluding Chemed management fees).

(l) Amounts represent the additional financing costs, including a loss on early extinguishment of debt in 2003, that would have been incurred assuming the financing were completed on January 1 of the respective years.

(m) Amounts represent the impact of eliminating the Company's prior investments in VITAS, assuming the acquisition of VITAS were completed on January 1 of the respective years.



    CONTACT: Chemed Corporation
             David P. Williams, (513) 762-6901